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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 25, 2005

Centennial Bank Holdings, Inc.
(Exact name of registrant as specified in its charter)

Delaware	333-124855	41-2150446
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1331 Seventeenth St., Suite 300 Denver, CO		80202
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code 303-296-9600

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐
Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

        On August 31, 2005, Centennial Bank Holdings, Inc. issued a press release announcing the divestiture of its wholly owned subsidiary, Collegiate Peaks Bank.

Item 9.01 Financial Statements and Exhibits.

(c)
Exhibits.

99.1
Press Release

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CENTENNIAL BANK HOLDINGS, INC.
By:	/s/ ZSOLT K. BESSKÓ Name: Zsolt K. Besskó Title: Executive Vice President, General Counsel and Secretary

Date: August 31, 2005

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  Item 8.01 Other Events.
  Item 9.01 Financial Statements and Exhibits.
SIGNATURE